EX-99.23(d)(125)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of July 1, 2007,  between JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement"); and

     WHEREAS, the parties wish to amend the Advisory Agreement in order to reflect the fee reduction/added breakpoint for the JNL/PIMCO Real Return Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2007, attached hereto.

     2. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Amendment to be executed by their duly authorized officers as of this 1st day of July, 2007.


JNL SERIES TRUST                       JACKSON NATIONAL ASSET MANAGEMENT, LLC


By:      /s/ Susan S. Rhee             By:     /s/ Mark D. Nerud
Name:    Susan S. Rhee                 Name:   Mark D. Nerud
Title:   Vice President, Counsel,      Title:  President
         and Secretary

                                   SCHEDULE B
                               DATED JULY 1, 2007
                                 (Compensation)

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                                                                                                 ADVISORY FEE
                                                                                             (ANNUAL RATE BASED ON
                                                                                          AVERAGE NET ASSETS OF EACH
                        FUND                                        ASSETS                           FUND)
                        ----                                        ------
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JNL/AIM Large Cap Growth Fund                             $0 to $50 million                           .75%
                                                          $50 to $300 million                         .70%
                                                          Over $300 million                           .65%
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JNL/AIM Real Estate Fund                                  $0 to $50 million                           .75%
                                                          Over $50 million                            .70%
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JNL/AIM Small Cap Growth Fund                             $0 to $300 million                          .85%
                                                          Over $300 million                           .80%
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JNL/Credit Suisse Global Natural Resources Fund           $0 to $300 million                          .70%
                                                          Over $300 million                           .60%
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JNL/Credit Suisse Long/Short Fund                         $0 to $300 million                          .85%
                                                          Over $300 million                           .75%
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JNL/Eagle Core Equity Fund                                $0 to $10 million                           .65%
                                                          $10 million to $300 million                 .60%
                                                          Over $300 million                           .55%
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JNL/Eagle SmallCap Equity Fund                            $0 to $100 million                          .75%
                                                          $100 million to $500 million                .70%
                                                          Over $500 million                           .65%
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JNL/FI Balanced Fund                                      $0 to $500 million                          .65%
                                                          Over $500 million                           .60%
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JNL/FI Mid-Cap Equity Fund                                $0 to $250 million                          .70%
                                                          $250 million to $750 million                .65%
                                                          $750 million to $1.5 billion                .60%
                                                          Over $1.5 billion                           .55%
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JNL/Franklin Templeton Founding Strategy Fund             All Assets                                  0%
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JNL/Franklin Templeton Global Growth Fund                 $0 to $300 million                          .75%
                                                          $300 million to $500 million                .65%
                                                          Over $500 million                           .60%
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JNL/Franklin Templeton Income Fund                        $0 to $100 million                          .80%
                                                          $100 million to $200 million                .75%
                                                          $200 million to $500 million                .65%
                                                          Over $500 million                           .60%
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JNL/Franklin Templeton Mutual Shares Fund                 $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
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JNL/Franklin Templeton Small Cap Value Fund               $0 to $200 million                          .85%
                                                          $200 million to $500 million                .77%
                                                          Over $500 million                           .75%
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JNL/Goldman Sachs Core Plus Bond Fund                     $0 to $500 million                          .60%
                                                          Over $500 million                           .55%
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JNL/Goldman Sachs Mid Cap Value Fund                      $0 to $100 million                          .75%
                                                          Over $100 million                           .70%
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JNL/Goldman Sachs Short Duration Bond Fund                $0 to $250 million                          .45%
                                                          Over $250 million                           .40%
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JNL/JPMorgan International Equity Fund                    $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%
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JNL/JPMorgan International Value Fund                     $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          Over $500 million                           .60%
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JNL/JPMorgan U.S. Government & Quality Bond Fund          $0 to $150 million                          .50%
                                                          $150 million to $300 million                .45%
                                                          $300 million to $500 million                .40%
                                                          Over $500 million                           .35%
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JNL/Lazard Emerging Markets Fund                          $0 to $100 million                          1.00%
                                                          $100 million to $250 million                .90%
                                                          Over $250 million                           .85%
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JNL/Lazard Mid Cap Value Fund                             $0 to $100 million                           .75%
                                                          $100 million to $250 million                .70%
                                                          Over $250 million                           .65%
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JNL/Lazard Small Cap Value Fund                           $0 to $500 million                          .75%
                                                          Over $500 million                           .70%
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JNL/Mellon Capital Management S&P 500 Index Fund          $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
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JNL/Mellon Capital Management S&P 400 MidCap Index        $0 to $500 million                          .29%
Fund                                                      $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
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JNL/Mellon Capital Management Small Cap Index Fund        $0 to $500 million                          .29%
                                                          $500 million to $750 million                .24%
                                                          Over $750 million                           .23%
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JNL/Mellon Capital Management International Index         $0 to $500 million                          .30%
Fund                                                      $500 million to $750 million                .25%
                                                          Over $750 million                           .24%
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JNL/Mellon Capital Management Bond Index Fund             $0 to $500 million                          .30%
                                                          $500 million to $750 million                .25%
                                                          Over $750 million                           .24%
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JNL/Mellon Capital Management Enhanced S&P 500 Stock      $0 to $50 million                           .50%
Index Fund                                                Over $50 million                            .45%
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JNL/Mellon Capital Management 10 x 10 Fund                All assets                                  0%
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JNL/Mellon Capital Management Index 5 Fund                All assets                                  0%
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JNL/Oppenheimer Global Growth Fund                        $0 to $300 million                          .70%
                                                          Over $300 million                           .60%
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JNL/PIMCO Real Return Fund                                $0 to $1 billion                            .50%
                                                          Over $1 billion                             .475%
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JNL/PIMCO Total Return Bond Fund                          All assets                                  .50%
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JNL/PPM America High Yield Bond Fund                      $0 to $150 million                          .50%
                                                          $150 million to $500 million                .45%
                                                          Over $500 million                           .425%
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JNL/PPM America Value Equity Fund                         $0 to $300 million                          .55%
                                                          Over $300 million                           .50%
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JNL/Putnam Equity Fund                                    $0 to $150 million                          .675%
                                                          $150 million to $300 million                .60%
                                                          Over $300 million                           .575%
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JNL/Putnam Midcap Growth Fund                             $0 to $300 million                          .75%
                                                          Over $300 million                           .70%
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JNL/Select Balanced Fund                                  $0 to $50 million                           .55%
                                                          $50 million to $150 million                 .50%
                                                          $150 million to $300 million                .475%
                                                          $300 million to $500 million                .45%
                                                          Over $500 million                           .425%
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JNL/Select Global Growth Fund                             $0 to $150 million                          .75%
                                                          $150 million to $500 million                .70%
                                                          $500 million to $750 million                .65%
                                                          Over $750 million                           .60%
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JNL/Select Large Cap Growth Fund                          $0 to $150 million                          .70%
                                                          $150 million to $500 million                .65%
                                                          $500 million to $750 million                .60%
                                                          Over $750 million                           .55%
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JNL/Select Money Market Fund                              $0 to $500 million                          0.28%
                                                          Over $500 million                           0.25%
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JNL/Select Value Fund                                     $0 to $300 million                          .55%
                                                          $300 million to $500 million                .50%
                                                          Over $500 million                           .45%
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JNL/T. Rowe Price Established Growth Fund                 $0 to $150 million                          .65%
                                                          $150 to $500 million                        .60%
                                                          Over $500 million                           .55%
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JNL/T. Rowe Price Mid-Cap Growth Fund                     $0 to $150 million                          .75%
                                                          Over $150 million                           .70%
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JNL/T. Rowe Price Value Fund                              $0 to $150 million                          .70%
                                                          $150 to $500 million                        .65%
                                                          Over $500 million                           .60%
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JNL/S&P Managed Growth Fund                               $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Managed Conservative Fund                         $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Managed Moderate Growth Fund                      $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Managed Moderate Fund                             $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Managed Aggressive Growth Fund                    $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Retirement Income Fund                            $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Retirement 2015 Fund                              $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Retirement 2020 Fund                              $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Retirement 2025 Fund                              $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Moderate Retirement Strategy Fund                 $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
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JNL/S&P Moderate Growth Retirement Strategy Fund          $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
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JNL/S&P Growth Retirement Strategy Fund                   $0 to $500 million                          .30%
                                                          Over $500 million                           .27%
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JNL/S&P Disciplined Moderate Fund                         $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Disciplined Moderate Growth Fund                  $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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JNL/S&P Disciplined Growth Fund                           $0 to $500 million                          .13%
                                                          Over $500 million                           .08%
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